GOLDMAN SACHS TRUST
Goldman Sachs Fundamental Equity Value Funds

Class B Shares of the
Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund

Supplement dated June 29, 2009 to the
Prospectus dated December 29, 2008 (the “Prospectus”)
Goldman Sachs Fundamental Equity Growth Funds

Class B Shares of the
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Concentrated Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs Tollkeeper Fund

Supplement dated June 29, 2009 to the
Prospectus dated December 29, 2008 (the “Prospectus”)

(collectively, the “Funds”)

Effective November 2, 2009 (the “Effective Date”), Class B shares of each Fund will no longer be available for purchase by new or existing shareholders.

Shareholders who invest in Class B shares prior to the Effective Date may continue to hold their Class B shares until they convert automatically to Class A shares, as described in each Fund’s Prospectus. Class B shareholders may also continue to reinvest dividends and capital gains into their accounts after the Effective Date. Class B shareholders with automatic investment plans into Class B Shares will no longer be able to make automatic investments into Class B shares after the Effective Date. Class B shareholders may continue to exchange their shares for Class B shares of certain other Goldman Sachs Funds after the Effective Date.

Additional purchase requests for a Fund’s Class B shares received by the Funds after the Effective Date will be rejected.

This Supplement should be retained with your Prospectus for future reference.

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GRWVALBSTK 06-09